Exhibit 10.1.14

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***].

Exhibit C

IRIDIUM

July 30, 2003	Iridium Satellite LLC 1600 Wilson Boulevard, Suite 1000 Arlington, VA 22209 USA T: +1-703-465-1000 F: +1-703-465-1038

Mr. Bill Peltola

VP of Sales and Marketing

Aircell, Inc.

1172 Century Drive

Building B, Suite 280

Louisville, CO 80027

Dear Mr. Peltola:

Attached please find a revised copy of Exhibit C to the Iridium Service Provider agreement. This copy incorporates the following changes:

[***]

Exhibit C

Sincerely,

/s/ Ted O’Brien

Ted O’Brien

VP, Channel Development

cc: Robert Seeley

IRIDIUM SERVICES RATES

This exhibit sets forth a full set of Iridium wholesale prices (all prices in USD$).

CONTENTS

1	WHOLESALE PRICES	4

1.1	CHARGES FOR SATELLITE VOICE CALLS	4
1.2	CHARGES FOR SATELLITE DATA CALLS	4
1.3	CHARGES FOR MONTHLY ACCESS	5
1.4	PSTN-ISU CHARGES	5
1.5	VALUE ADDED SERVICES INCLUDED IN SIM CARD SUBSCRIPTION MONTHLY FEE	6
1.5.1	CALL FORWARDING FEES	6
1.5.2	ACTIVATION CHARGES	6
1.6	CHARGING PRINCIPLES	6
1.7	RULES AND DEFINITIONS	6
2	[***]	7

2.1	[***]	7
2.2	[***]	7
2.3	[***]	7

3	REGIONAL PRICING PLAN – AUSTRALIAN REGION	8

3.1	CHARGES FOR IRIDIUM CALLS – INSIDE THE AUSTRALIAN TERRITORY	8
3.1.1	CHARGES FOR SATELLITE VOICE CALLS	8
3.1.2	CHARGES FOR SATELLITE DATA CALLS	8
3.2	CHARGES FOR IRIDIUM CALLS – OUTSIDE THE AUSTRALIAN TERRITORY	8
3.2.1	CHARGES FOR SATELLITE VOICE CALLS	8
3.2.2	CHARGES FOR SATELLITE DATA CALLS	8
3.3	CHARGES FOR MONTHLY ACCESS	8
3.4	PSTN-ISU CHARGES	9

Note: All pricing is subject to change by Iridium Satellite LLC with 30 days notice.

Exhibit C

3.5	VALUEADDED SERVICES INCLUDED IN SIM CARD SUBSCRIPTION MONTHLY FEE	9
3.5.1	CALLFORWARDING FEES	9
3.5.2	ACTIVATIONCHARGES	9
3.6	RULESAND DEFINITIONS	9

Note: All pricing is subject to change by Iridium Satellite LLC with 30 days notice.

Exhibit C

Iridium Wholesale Pricing

This exhibit sets forth a full set of Iridium wholesale prices (all prices in USD$), two Volume Discount Plans and a Regional Pricing Plan. All pricing is subject to change by Iridium Satellite LLC with an advance 30-days notice.

1	Wholesale Prices

The tables below detail call rates for outgoing calls via the Iridium satellite network. Prices are in USD($) and are shown on a per minute basis.

1.1	Charges for Satellite Voice Calls

[***]

1.2	Charges for Satellite Data Calls

[***]

Note:	All pricing is subject to change by Iridium Satellite LLC with 30 days notice.

Exhibit C

1.3	Charges for Monthly access

[***]

1.4	PSTN-ISU Charges

The table below details call rates for mobile terminated calls (incoming calls) to the Iridium satellite network. Prices are in USD($) and are shown on a per minute basis and reflect charges made to the Iridium subscriber.

[***]

Note: All pricing is subject to change by Iridium Satellite LLC with 30 days notice.

Exhibit C

1.5	Value Added Services Included in SIM Card Subscription Monthly Fee

[***]

1.5.1	Call forwarding Fees

[***]

1.5.2	Activation Charges

[***]

1.6	Charging Principles

[***]

1.7	Rules and Definitions

ISDN-A	The Iridium pager number assigned to a paging subscriber.

ISU	Iridium Subscriber Unit

ISU-ISU	Call type: Origination of a call via the Iridium satellite network terminating another Iridium subscriber unit.

ISU-Direct Internet	Call type: Circuit Switched data transmission via the Iridium satellite network terminating at Iridium’s Internet Point of Presence (POP) in Tempe, Arizona.

ISU-PSTN	Call-type: Origination of a call via the Iridium satellite network terminating PSTN or PLMN.

Iridium Paging	Iridium Paging Service gives the customer a global alphanumeric paging service via the Iridium satellite network

MSISDN	Mobile Subscriber Integrated Services Digital Network number (the Iridium phone number assigned to a voice subscriber)

MT	Mobile terminated

PSTN	Public Switched Telephone Network. The public, land-based telephone network.

PSTN-ISU	Call-type: Origination of a call via PSTN or PLMN terminating to an Iridium subscriber unit.

SIM	Subscriber Identity Module

Note: All pricing is subject to change by Iridium Satellite LLC with 30 days notice.

Exhibit C

2	[***]

2.1	[***]

[***]

2.2	[***]

2.3	[***]

Exhibit C

[***]

3	Regional Pricing Plan — Australian Region

The following contains a full set of Iridium wholesale prices in the Australian Territory (all prices in USD$). The tables below detail call rates for calls via the Iridium satellite network inside the Australian Territory. Prices are in USD ($) and are shown on a per minute basis.

3.1	Charges for Iridium Calls — Inside the Australian Territory

3.1.1	Charges for Satellite Voice Calls

[***]

3.1.2	Charges for Satellite Data Calls

[***]

3.2	Charges for Iridium Calls — Outside the Australian Territory

3.2.1	Charges for Satellite Voice Calls

[***]

3.2.2	Charges for Satellite Data Calls

[***]

3.3	Charges for Monthly Access

[***]

Note: All pricing is subject to change by Iridium Satellite LLC with 30 days notice.

Exhibit C

3.4	PSTN-ISU Charges

The tables below details call rates for mobile terminated calls (incoming calls) to the Iridium satellite network. Prices are in USD ($) and are shown on a per minute basis and reflect charges made to the Iridium subscriber.

3.5	Value Added Services Included in SIM Card Subscription Monthly Fee

[***]

3.5.1	Call Forwarding Fees

[***]

3.5.2	Activation Charges

[***]

3.6	Rules and Definitions

[***]

Note: All pricing is subject to change by Iridium Satellite LLC with 30 days notice.